EXHIBIT 99.1

                                     REVISED

                                  $550,000,000

                       Advanta Mortgage Loan Trust 1997-1
                              Home Equity Loan ABS

$141,000,000 Class A-1 Certificates    $168,000,000 Class A-6 Certificates
 $82,000,000 Class A-2 Certificates     $12,600,000 Class M-1A Certificates
 $11,500,000 Class A-3 Certificates     $10,500,000 Class M-2A Certificates
 $34,015,000 Class A-4 Certificates     $18,900,000 Class B-1A Certificates
 $29,835,000 Class A-5 Certificates
 $10,200,000 Class M-1F Certificates
 $22,100,000 Class M-2F Certificates
  $9,350,000 Class B-1F Certificates

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY

THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           $550,000,000 (Approximate)
                           Advanta Mortgage Loan Trust

             Mortgage Loan Asset-Backed Certificates, Series 1997-1
                  Advanta Mortgage Corp. USA -- Master Servicer

                         Revised Transaction Highlights

---------- --------- --------------- -------- -------------------- -------------- -------------- ---------- --------------- --------
                                                                                     Payment                   Expected
                                     Class         Expected        Average Life    Windows to      Average      Final        Legal
            Class    Class Size(2)    Size          Ratings           to 10%        10% Call       Life to   Maturity to     Final
Class(1)     Type        (,000)        (%)      (Moody's/Fitch)       Call(3)       (months)      Maturity   10% Call(3)   Maturity
---------- --------- --------------- -------- -------------------- -------------- -------------- ---------- ------------- ----------
   A-1      Fixed       $141,000      25.6%        Aaa / AAA            1.0         1-24 / 24        1.0        3 / 99        TBD
   A-2      Fixed        $82,000      14.9%        Aaa / AAA            3.0        24-56 / 33        3.0       11 / 01        TBD
   A-3      Fixed        $11,500      2.1%         Aaa / AAA            5.0        56-66 / 11        5.0        9 / 02        TBD
   A-4      Fixed        $34,015      6.2%         Aaa / AAA            7.4        66-98 / 33        9.3        5 / 05        TBD
   A-5      Fixed        $29,835      5.4%         Aaa / AAA            6.4        38-98 / 61        6.6        5 / 05        TBD
  M-1F      Fixed        $10,200      1.9%         Aa2 / AA+            5.5        38-98 / 61        6.1        5 / 05        TBD
  M-2F      Fixed        $22,100      4.0%          A2 / A+             5.5        37-98 / 62        6.0        5 / 05        TBD
  B-1F      Fixed         $9,350      1.7%        Baa2 / BBB+           5.5        37-98 / 62        5.8        5 / 05        TBD

   A-6     Floater      $168,000     30.5%         Aaa / AAA            2.4         1-97 / 98        2.5        5 / 05        TBD
  M-1A     Floater       $12,600      2.3%         Aa2 / AA+            5.4        41-98 / 58        5.9        5 / 05        TBD
  M-2A     Floater       $10,500      1.9%          A1 / A+             5.3        39-98 / 60        5.8        5 / 05        TBD
  B-1A     Floater       $18,900      3.4%        Baa2 / BBB+           5.3        37-98 / 62        5.7        5 / 05        TBD
---------- --------- --------------- -------- -------------------- -------------- -------------- ---------- ------------- ----------
  Total                 $550,000     100.00%          --                --             --            --                       --
---------- --------- --------------- -------- -------------------- -------------- -------------- ---------- ------------- ----------

         Notes:    (1) The Class A-1 through A-5, M-1F, M-2F, and B-1F
                       certificates are backed by the Group I (fixed rate) pool of mortgage loans and the Class A-6, M-1A, M-2A, and B-1A certificates by the Group II (ARM) pool of mortgage loans.

                   (2) Approximate.

                   (3) Class A-1 through A-5, M-1F, M-2F, and B-1F are priced at a prepayment speed of 115% of the prepayment assumption
                       (PPM). A 100% PPM has prepayments starting at 3.0% CPR in month 1, increasing by 1.55% per month to 20% CPR in month 12, and remaining at 20% CPR thereafter on a seasoning adjusted basis. Class A-6, M-1A, M-2A, and B-1A are priced at a constant prepayment speed of 25%

                       CPR.


Originator/Master Servicer:       Advanta Mortgage Corp. USA and affiliates.

Trustee:                          Bankers Trust Company of California.

Distribution Dates:               The 25th of each month, beginning April 25,
                                  1997.

Class A-1 - Class A-5, M-1F,      The prepayment assumption is 115% of the
M-2F, B-1F: Prepayment Speed:     prepayment curve, which equates to a
                                  prepayment speed of 3.45% CPR in the first
                                  month, increasing by 1.78% CPR each month to
                                  23.0% CPR in month 12, and remaining at
                                  23.0% CPR thereafter.

Class A-6, M-1A, M-2A, B-1A

Prepayment Speed:                 25% CPR



--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND

PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                         Transaction Highlights (cont'd)

Available Funds Cap:     The Class A-6 Certificates are subject to a Net Available Funds Cap.  The Net Available Funds Cap
                         Rate is the weighted average loan rate on the Group II mortgages less the monthly servicing fee, trustee fee and a 75 basis point "carve out" after the 6th month to be used for additional credit enhancement.  There is a full "catch-up" feature for certificate interest and principal shortfalls with any shortfalls paid back in future periods.  However, Advanta is not obligated to pay any outstanding interest shortfall amounts if Advanta exercises its call option.  The ABS coupon subject to shortfall coverage is capped at the Net Lifetime Cap on the ARMs for Class A-6.

Optional Call            10% Clean-up call (10% of pool balance).

Day Count Basis:         30/360 for the fixed rate certificates (Class A-1 through A-5, M-1F, M-2F, B-1F) and Actual/360-day interest accrual for the floating rate certificates (Class A-6, M-1A, M-2A, B-1A)

Trust Tax Status:        REMIC trust

ERISA Eligibility:       The Class A-1 through A-6
                         Certificates will be ERISA eligible (and there
                         will be no prefunding account). All other
                         Certificates are not ERISA eligible.

SMMEA Eligibility:       The Certificates are not SMMEA eligible.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      Advanta 1997-1 Collateral Description

The collateral pool will consist of a combination of first and junior lien home equity loans. These loans are predominantly used by borrowers to consolidate debt, to refinance an existing mortgage loan on more favorable terms, or to obtain cash proceeds by borrowing against the homeowner's equity in the related mortgage property. The following collateral description is only reflective of $315 million of fixed rate loans and $205 million of ARM loans. The transaction will be fully funded based on Advanta Mortgage's new loan originations, for a total transaction size of $550,000,000 million as of the closing date of this transaction. There will be no prefunding in this transaction.

                                            Fixed Rate Home Equity Loans - Group I           ARM Home Equity Loans - Group II
                                            --------------------------------------           --------------------------------
Aggregate Pool Balance ($MM):               $315.0                                           $205.0

Number of Loans:                             5,219                                           1,946

Average Outstanding Balance:                $60,356.40                                       $105,344.67


Interest Rate Index:                        NA                                               82.6% 6-mo. LIBOR; 17.4% 1-year CMT

Product Type:                               NA                                               34.6% 2-yr/6-mo. ARM, 20.2% 6-mo.
                                                                                             ARM, 17.2% 5-yr/6-mo. ARM, 28% Other

Wtd. Avg. Gross Coupon:                     11.04%                                           10.67%

Wtd. Avg. Gross Margin:                     NA                                               6.11%

Wtd. Avg. Gross Interest Rate Floor:        NA                                               9.76%

Wtd. Avg. Gross Interest Rate Cap:          NA                                               17.04%

Wtd. Avg. Gross Periodic Interest
Rate Cap:                                   NA                                               1.31%

Wtd. Avg. Months to Interest Rate
Roll:                                       NA                                               23 months

Wtd. Avg. Interest Rate Roll
Frequency:                                  NA                                               7 months

Original Weighted Average Term:             242 months                                       354 months

Remaining Weighted Average Term:            238 months                                       348 months

Weighted Average Seasoning:                 4 months                                         6 months

Lien Position:                              90.7% 1sts/9.3% non-1sts                         99.7% 1sts/0.3% non-1sts

Combined Loan to Value Ratio:               75.25%                                           75.50%

Property Type:                              90.1% single family; 4.9% 2-4 family; 2.1%       89.9% single family; 5.0% 2-4 family;
                                            manufactured homes; 2.9% other                   2.1% condo; 3.0% other

Owner Occupancy:                            93.8% owner; 6.2% investor property              94.4% owner; 5.6% investor property

Loan Purpose:                               64.8% refi (cashout and rate/term); 20.8% debt   64.0% refi (cashout and rate/term);
                                            cons; 14.4% other                                20.4% purchase; 13.4% debt cons; 2.2%
                                                                                             other

Geographic Distribution (> =5%):            CA (12.1%), OH (7.8%), MI (7.4%),                CA (25.6%), WA (8.1%), NJ (5.1%),
                                            FL (6.7%), IN (5.0%), PA (5.0%)                  IL (5.1%)

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

           Average Life Sensitivity to Changes in Prepayment Rates

                         Assumes a 10% Clean-up Call


                                                             Prepayment Assumption (PPC)

                                      -----------------------------------------------------------------------------------------
                                            50%            100%          115%(1)         150%          175%           250%
                                       -----------    -----------    -----------     -----------   -----------   -----------
                                       WAL    Mty.    WAL    Mty.    WAL    Mty.     WAL    Mty.   WAL   Mty.    WAL    Mty.

              =================================================================================================================
                     Class A-1         1.98   7/01    1.12   7/99    1.00   3/99    0.80   10/98   0.71  7/98   0.53    3/98
                     Class A-2         7.26   5/09    3.50   9/02    3.00   11/01   2.19    2/00   1.88  9/99   1.30    11/98
                     Class A-3        13.03   3/11    5.97   10/03   5.01   9/02    3.36    1/01   2.58  12/99  1.75    1/99
                     Class A-4        15.19   11/12   9.04   11/06   7.38   5/05    5.17    7/03   3.76  4/02   2.05    7/99

                     Class A-5         7.83   2/12    6.68   11/06   6.41   5/05    5.68    7/03   4.93  4/02   2.61    3/00
                    Class M-1F        10.95   11/12   6.36   11/06   5.53   5/05    4.51    7/03   4.15  4/02   3.37    9/00
                    Class M-2F        10.95   11/12   6.36   11/06   5.52   5/05    4.44    7/03   3.98  4/02   3.49    9/00
                    Class B-1F        10.91   11/12   6.36   11/06   5.52   5/05    4.40    7/03   3.87  4/02   3.40    9/00
              -----------------------------------------------------------------------------------------------------------------

                  NOTE:

                  (1) "115%" column notes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1. The prepayment pricing speed on Class A-1 through A-5, M1-F, M-2F, and B-1F is 115% (or 1.15 times) of 100% PPM which equates to a prepayment speed of 3.45% CPR in the first month, increasing by 1.78% CPR each month to 23.0% CPR in month 12, and remains at 23.0% CPR thereafter.

                                                                               CPR %
                                      -----------------------------------------------------------------------------------------
                                            10%            20%           25%(1)           30%           40%           50%
                                       -----------    -----------    -----------     -----------   -----------   -----------
                                       WAL    Mty.    WAL    Mty.    WAL    Mty.     WAL    Mty.   WAL   Mty.    WAL    Mty.
              =================================================================================================================

                     Class A-6         5.67   11/12   2.99   11/06   2.35   5/05    1.80    7/03   1.07  1/00   0.80    4/99
                    Class M-1A        11.95   11/12   6.47   11/06   5.36   5/05    4.86    7/03   4.11  4/02   2.27    9/99
                    Class M-2A        11.95   11/12   6.47   11/06   5.30   5/05    4.60    7/03   4.82  4/02   2.71    3/00
                    Class B-1A        11.95   11/12   6.47   11/06   5.26   5/05    4.44    7/03   4.00  4/02   3.45    9/00
              -----------------------------------------------------------------------------------------------------------------

                  NOTE:

                  (1) "25%" column denotes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1 Class A-7, M-1A, M-2A, B-1A. The prepayment pricing speed for Class A-7, M-1A, M-2A, B-1A is a constant prepayment rate of 25% CPR.


--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                    Assumes NO 10% Clean-up Call
              -----------------------------------------------------------------------------------------------------------------
                                                                    Prepayment Assumption (PPC)
                                      -----------------------------------------------------------------------------------------
                                            50%            100%          115%(1)         150%          175%           250%
                                       -----------    -----------    -----------     -----------   -----------   -----------
                                       WAL    Mty.    WAL    Mty.    WAL    Mty.     WAL    Mty.   WAL   Mty.    WAL    Mty.

              =================================================================================================================
                     Class A-1         1.98   7/01    1.12   7/99    1.00   3/99    0.80   10/98   0.71  7/98   0.53    3/98
                     Class A-2         7.26   5/09    3.50   9/02    3.01   11/01   2.19    2/00   1.88  9/99   1.30    11/98
                     Class A-3        13.03   3/11    5.97   10/03   5.01   9/02    3.36    1/01   2.58  12/99  1.75    1/99
                     Class A-4        17.26   2/24   10.96   5/15    9.33   4/13    6.15    1/11   3.98  12/08  2.05    7/99
                     Class A-5         7.83   2/12    6.75   2/12    6.59   2/12    6.44   11/10   6.52  10/08  2.61    3/00
                    Class M-1F        11.46   3/20    6.90   2/12    6.09   4/11    4.93    2/08   4.56  6/06   5.42    11/04
                    Class M-2F        11.34   2/19    6.84   2/12    6.01   7/10    4.80    7/07   4.34  12/05  4.26    12/02
                    Class B-1F        10.98   10/14   6.60   7/09    5.79   2/08    4.58    7/05   4.09  4/04   3.51    10/01
              -----------------------------------------------------------------------------------------------------------------

                  NOTE:

                  (1) "115%" column notes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1. The prepayment pricing speed on Class A-1 through A-6, M1-F, M-2F, and B-1F is 115% (or 1.15 times) of 100% PPM which equates to a prepayment speed of 3.45% CPR in the first month, increasing by 1.78% CPR each month to 23.0% CPR in month 12, and remains at 23.0% CPR thereafter.

                                                                               CPR %
                                      -----------------------------------------------------------------------------------------
                                            10%            20%           25%(1)           30%           40%           50%
                                       -----------    -----------    -----------     -----------   -----------   -----------
                                       WAL    Mty.    WAL    Mty.    WAL    Mty.     WAL    Mty.   WAL   Mty.    WAL    Mty.
              =================================================================================================================
                     Class A-6         6.21   6/25    3.26   10/18   2.53   9/14    1.97    8/11   1.07  1/00   0.80    4/99
                    Class M-1A        13.59   7/24    7.26   3/16    5.88   6/12    5.36    9/09   5.40  6/07   2.27    9/99
                    Class M-2A        13.57   1/24    7.23   2/15    5.80   7/11    5.07   12/08   5.14  7/05   2.71    3/00
                    Class B-1A        13.47   5/23    7.09   11/13   5.65   7/10    4.81    1/08   4.15  11/04  4.56    10/04
              -----------------------------------------------------------------------------------------------------------------

                  NOTE:
                  (1) "25%" column denotes pricing prepayment speed of Advanta Mortgage Loan Trust 1997-1 Class A-7, M-1A, M-2A, B-1A. The prepayment pricing speed for Class A-7, M-1A, M-2A, B-1A is a constant prepayment rate of 25% CPR.

--------------------------------------------------------------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Advanta Mortgage Corp. USA with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT

CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.